================================================================================
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ENVOY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                ENVOY CORPORATION
                               TWO LAKEVIEW PLACE
                         15 CENTURY BOULEVARD, SUITE 600
                           NASHVILLE, TENNESSEE 37214
                                 (615) 885-3700


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders (the "Annual Meeting") of ENVOY Corporation (the "Company") will be held at 10:00 a.m., local time, on Thursday, June 4, 1998, at the Willis Corroon Conference Center, 26 Century Boulevard, Room 104-B, Nashville, Tennessee, for the following purposes:

         1.       To elect two (2) Directors to hold office for a term of three
                  (3) years or until their successors are duly elected and qualified;

         2. To consider and act upon a proposal to ratify, confirm and approve the ENVOY Corporation 1998 Stock Incentive Plan;

         3. To transact such other business as properly may come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on April 14, 1998 are entitled to notice of and to vote at the Annual Meeting. Your attention is directed to the Proxy Statement accompanying this notice for a complete statement regarding matters to be acted upon at the Annual Meeting.


                                By order of the Board of Directors,



                                GREGORY T. STEVENS
                                Vice President, General Counsel and Secretary


Nashville, Tennessee
April 23, 1998


================================================================================

        WE URGE YOU TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE AND SIGN THE ATTACHED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
        YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

================================================================================

                                ENVOY CORPORATION
                               TWO LAKEVIEW PLACE
                         15 CENTURY BOULEVARD, SUITE 600
                           NASHVILLE, TENNESSEE 37214
                                 (615) 885-3700


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS


         The accompanying proxy is solicited by the Board of Directors of ENVOY Corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Willis Corroon Conference Center, 26 Century Boulevard, Room 104-B, Nashville, Tennessee, on Thursday, June 4, 1998, at 10:00 a.m., local time, and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This proxy material was first mailed to shareholders on or about April 23, 1998.

         A shareholder who signs and returns a proxy may revoke the same at any time before the authority granted thereby is exercised by attending the Annual Meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation or by duly executing a proxy bearing a later date. Unless revoked, the shares represented by the proxy will be voted at the Annual Meeting. Where a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specifications. If no specification is made, such shares will be voted FOR the election of the two director nominees and FOR approval of the ENVOY Corporation 1998 Stock Incentive Plan.

         The Board of Directors knows of no other matters which are to be brought to a vote at the Annual Meeting. However, if any other matter properly does come before the Annual Meeting, the persons appointed in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

         Only holders of the Company's common stock, no par value (the "Common Stock"), and holders of the Company's Series B convertible preferred stock, no par value (the "Series B Preferred Stock"), at the close of business on April 14, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, the Company had 21,100,783 issued and outstanding shares of Common Stock and 2,800,000 issued and outstanding shares of Series B Preferred Stock. Holders of the Common Stock and Series B Preferred Stock will be entitled to one vote for each share of Common Stock or Series B Preferred Stock so held, which may be given in person or by proxy duly authorized in writing.

         The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing this Proxy Statement. Such solicitation will be made by mail and also may be made by the Company's executive officers or employees personally or by telephone or telegram. The Company does not anticipate paying any compensation to any other party other than its regular employees for this solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of shares of Common Stock and Series B Preferred Stock as of the Record Date by (i) all shareholders of the Company known to be beneficial owners of more than 5% of the outstanding shares of either class of stock; (ii) each director of the Company; (iii) the executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.


                                                                               Amount and
 TITLE OF                 NAME AND ADDRESS OF                             Nature of Beneficial                   Percent
  CLASS                    BENEFICIAL OWNERS                                   Ownership(1)                    of Class(2)
---------                 -------------------                                 -------------                   -------------
Series B        General Atlantic Partners 25, L.P......                        2,800,000(3)                     100%/11.7%
Preferred       c/o General Atlantic Service Corporation
                Three Pickwick Plaza, Ste 200
                Greenwich, CT 06830

Series B        GAP Coinvestment Partners, L.P.........                        2,800,000(3)                     100%/11.7%
Preferred       c/o General Atlantic Service Corporation
                Three Pickwick Plaza, Ste 200
                Greenwich, CT 06830

Series B        William E. Ford........................                        2,804,000(4)                     100%/11.7%
Preferred/      c/o General Atlantic Service Corporation
Common          Three Pickwick Plaza, Ste 200
                Greenwich, CT 06830

Common          Transamerica Investment Services, Inc. and
                Affiliates                                                     3,028,000(5)                          14.4%
                1150 South Olive Street
                Los Angeles, CA 90015

Common          Richard B. McIntyre....................                        2,131,010(6)                          10.1%

Common          The TCW Group, Inc./Robert Day.........                        1,102,400(7)                           5.2%

Common          Jim D. Kever...........................                          710,526(8)                           3.3%

Common          Fred C. Goad, Jr.......................                          681,723(9)                           3.2%

Common          W. Marvin Gresham......................                         266,517(10)                           1.3%

Common          Laurence E. Hirsch.....................                         116,500(11)                              *

Common          Richard A. McStay......................                          45,050(12)                              *

Common          Kevin M. McNamara......................                          30,331(13)                              *

Common          Sheila H. Schweitzer  .................                          16,762(14)                              *

Common          Harlan F. Seymour  ....................                           4,000(15)                              *

                All Executive Officers and
                Directors as a Group (11 persons)

                     Common ...........................                       1,876,049(16)                           8.5%

                     Series B Preferred ...............                           2,800,000                           100%

                     Common and Series B
                     Preferred (as converted)..........                       4,676,049(17)                          18.7%

---------------------------------------
*        Less than one percent

(1) For the purpose of determining "beneficial ownership," the rules of the Securities and Exchange Commission ("SEC") require that every person who has or shares the power to vote or dispose of shares of stock be reported as a "beneficial owner" of all shares as to which such power exists. As a consequence, multiple persons may be deemed to be the "beneficial owners" of the same securities. The SEC rules also require that certain shares of stock that a beneficial owner has the right to acquire within sixty days of such date pursuant to the exercise of stock options are deemed to be outstanding for the purpose of calculating the percentage ownership of such owner but are not deemed outstanding for the purpose of calculating the percentage ownership of any other person. At the close of business on the Record Date, there were 21,100,783 and 2,800,000 shares of Common Stock and Series B Preferred Stock, respectively, outstanding.
(2) If indicated, the second percentage assumes conversion of all outstanding shares of Series B Preferred Stock into Common Stock.
(3) Pursuant to an agreement dated November 30, 1995 and effective as of March 6, 1996 (the "Series B Purchase Agreement"), General Atlantic Partners 25, L.P. and GAP Coinvestment Partners, L.P. acquired 2,417,171 and 382,829 shares, respectively, of Series B Preferred Stock, each of which shares of Series B Preferred Stock is convertible into one share of Common Stock (subject to adjustment). General Atlantic Partners 25, L.P. and GAP Coinvestment Partners, L.P. are affiliated parties; therefore, their ownership is aggregated for purposes of the above table, and each is deemed to beneficially own all 2,800,000 shares of Series B Preferred Stock.
(4) Mr. Ford, a director of the Company, is a managing member of General Atlantic Partners LLC, the general partner of General Atlantic Partners 25, L.P., and a general partner of GAP Coinvestment Partners, L.P. and, therefore, is deemed to beneficially own 2,800,000 shares of Series B Preferred Stock. Mr. Ford disclaims beneficial ownership of such shares except to the extent of his pecuniary interests. Ownership also includes 4,000 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(5) Based on information set forth in a Schedule 13G, dated February 13, 1998, filed with the SEC jointly by Transamerica Occidental Life Insurance Company ("Occidental"), Transamerica Life Insurance and Annuity Company ("TALIAC"), Transamerica Insurance Corporation of California ("TICC"), and Transamerica Investment Services, Inc. ("TIS"), all of which are direct and indirect subsidiaries of Transamerica Corporation. Occidental reported that it has shared voting and shared dispositive power over 2,190,000 shares of Common Stock, 1,110,000 of which Occidental owns directly, and 1,080,000 of which are owned by Occidental's subsidiary, TALIAC. TICC reported that it has shared voting and shared dispositive power over 2,190,000 shares owned by its subsidiary Occidental and its indirect subsidiary TALIAC. TIS reported that it has shared voting power and shared dispositive power over 3,028,000 shares of Common Stock pursuant to separate arrangements whereby TIS acts as investment advisor to certain individuals and entities, including Occidental and TALIAC.
(6) Based on information set forth in a Schedule 13G, dated March 4, 1998, filed with the SEC by Richard B. McIntyre. Mr. McIntyre reported that he has sole voting power and sole dispositive power over 2,131,010 shares of Common Stock.
(7) Based on information set forth in a Schedule 13G, dated February 12, 1998, filed with the SEC jointly by the TCW Group, Inc., ("TCW") and Robert Day, an individual who may be deemed to control TCW. TCW and Robert Day each reported that they have sole voting power and sole dispositive power over 1,102,400 shares of Common Stock held by subsidiaries of TCW (including Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc.) and Robert Day (including Oakmont Corporation and Cypress International Partners Limited.)
(8) Includes 490,000 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(9) Includes 460,000 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(10) Includes 25,120 shares owned by Mr. Gresham's children, 36,850 shares owned by Mr. Gresham's wife, and 12,000 shares issuable pursuant to exercisable options for the purchase of Common Stock. Mr. Gresham disclaims beneficial ownership of the shares held by his wife and children.
(11) Includes 19,500 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(12) Includes 1,300 shares owned by Mr. McStay's children and 12,000 shares issuable pursuant to exercisable options for the purchase of Common Stock. Mr. McStay disclaims beneficial ownership of the shares held by his children.
(13) Includes 30,000 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(14) Includes 16,667 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(15) Includes 2,000 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(16) Includes 1,046,167 shares issuable pursuant to exercisable options for the purchase of Common Stock.
(17) Assumes conversion of the 2,800,000 shares of the Series B Preferred Stock and includes 1,046,167 shares issuable pursuant to exercisable options for the purchase of Common Stock.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of eight members. Under the terms of the Company's Amended and Restated Charter, the members of the Board of Directors are divided into three classes. Each director is selected to serve a three-year term and shall hold office until the Annual Meeting for the year in which such term expires and until the incumbent director's successor is duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Each class is to consist, as nearly as practicable, of one-third of the total number of directors constituting the Board of Directors. The two directors to be elected at the Annual Meeting will serve until the Annual Meeting of Shareholders in 2001 (the "Class III" Directors), three directors currently serving on the Board of Directors will continue to serve until the Annual Meeting of Shareholders in 1999 (the "Class I" Directors) and three directors currently serving on the Board of Directors will continue to serve until the Annual Meeting of Shareholders in 2000 (the "Class II Directors").

         Unless contrary instructions are received, shares of voting securities of the Company represented by duly executed proxies will be voted in favor of the election of the nominees named below. If for any reason a nominee is unable to serve as a director, it is intended that the proxies solicited hereby will be voted for such substitute nominee as the Board of Directors of the Company may propose. The Board of Directors has no reason to expect that the nominees will be unable to serve; therefore, at this time it does not have any substitute nominees under consideration.

         The nominees for election shall be elected by a plurality of the votes cast by the shares of Common Stock and Series B Preferred Stock entitled to vote at the Annual Meeting. Shareholders have no right to vote cumulatively for directors, but rather each shareholder shall have one vote for each share of Common Stock and Series B Preferred Stock held by such shareholder for each director.

         The following persons are the nominees for election to serve as Class III Directors. Both nominees are presently directors of the Company. Certain information relating to the nominees, which has been furnished to the Company by the individuals named, is set forth below.


                                 CLASS OF DIRECTOR;
                                  ANNUAL MEETING AT
      NAME OF DIRECTOR           WHICH TERM EXPIRES                        BACKGROUND INFORMATION
----------------------------  -------------------------   ---------------------------------------------------------
Fred C. Goad, Jr.                     III; 1998           Mr. Goad, 57, has served as the Company's Chairman and
                                                          Co-Chief Executive Officer since August 1995, and as a
                                                          Director since the Company's incorporation in August 1994.
                                                          Prior to such time, he served as the Company's President
                                                          from the date of incorporation until assuming the title of
                                                          Chairman and Co-Chief Executive Officer in August 1995.
                                                          Mr. Goad served as Chief Executive Officer and a Director
                                                          of ENVOY Corporation, a Delaware corporation and former
                                                          parent corporation to the Company ("Old Envoy"), from
                                                          September 1985 through June 6, 1995.  Mr. Goad also is a
                                                          Director of Performance Food Group Company, a food
                                                          distribution company, and Oacis Healthcare Systems, Inc.,
                                                          a clinical health care software and services company.

                                 CLASS OF DIRECTOR;
                                  ANNUAL MEETING AT
      NAME OF DIRECTOR           WHICH TERM EXPIRES                        BACKGROUND INFORMATION
----------------------------  -------------------------   ---------------------------------------------------------
Kevin M. McNamara                     III; 1998           Mr. McNamara, 42, has served as the Company's Senior
                                                          Vice President and Chief Financial Officer since February
                                                          1996, and as a Director since July 1997.  Before joining
                                                          the Company, Mr. McNamara  served as President of
                                                          NaBANCO Merchant Services Corporation, a wholly-
                                                          owned subsidiary of National Bancard Corporation
                                                          ("NABANCO"), from October 1994 to December 1995.
                                                          Prior to such time, Mr. McNamara served as Senior
                                                          Executive Vice President and Chief Financial Officer of
                                                          NABANCO from January 1992 through September 1994.

         The following six persons currently are members of the Board of Directors and will continue in their present positions after the Annual Meeting. The following persons are not nominees, and shareholders are not being asked to vote for them. Certain information relating to the following persons, which has been furnished to the Company by the individuals named, is set forth below.

                                 CLASS OF DIRECTOR;
                                  ANNUAL MEETING AT
      NAME OF DIRECTOR           WHICH TERM EXPIRES                        BACKGROUND INFORMATION
----------------------------  -------------------------   ---------------------------------------------------------
Jim D. Kever                            I; 1999            Mr. Kever, 45, has served as the Company's President and
                                                           Co-Chief Executive Officer since August 1995, and as a
                                                           Director since the Company's incorporation in August
                                                           1994.  Prior to such time, he served as the Company's
                                                           Executive Vice President, Secretary and General Counsel
                                                           from the date of incorporation until assuming the title of
                                                           President and Co-Chief Executive Officer in August 1995.
                                                           Mr. Kever had served as Secretary, Treasurer and General
                                                           Counsel and as a Director of Old Envoy since 1981 and as
                                                           Executive Vice President since 1984.  Mr. Kever also is a
                                                           Director of Transaction Systems Architects, Inc., a supplier of electronic payment software products and network
                                                           integration solutions, and 3D Systems Corporation, a
                                                           manufacturer of technologically advanced  solid imaging
                                                           systems and prototype models.

Laurence E. Hirsch                      I; 1999            Mr. Hirsch, 52, has served as a Director of the Company
                                                           since February 1995 and had served as a Director of Old
                                                           Envoy from 1987 through June 6, 1995.  Mr. Hirsch has
                                                           served as the President of Centex Corporation, a
                                                           corporation engaged in home building, mortgage banking
                                                           and related businesses, from March 1985 to July 1991, as
                                                           its Chief Executive Officer since July 1988, and as its
                                                           Chairman of the Board of Directors since July 1991.
                                                           Mr. Hirsch also serves as a Director of Commercial Metals
                                                           Company, a company engaged in the manufacturing and
                                                           recycling of steel and metal products, and as a Trustee of
                                                           BlackRock Investors, Inc., a registered investment
                                                           company.

                                 CLASS OF DIRECTOR;
                                  ANNUAL MEETING AT
      NAME OF DIRECTOR           WHICH TERM EXPIRES                        BACKGROUND INFORMATION
----------------------------  -------------------------   ---------------------------------------------------------
William E. Ford                         I; 1999            Mr. Ford, 36, was appointed a Director of the Company on
                                                           March 6, 1996 in connection with the closing under the
                                                           Series B Purchase Agreement pursuant to which the holders
                                                           of the Series B Preferred Stock are entitled to elect one
                                                           director to the Company's Board of Directors.  Mr. Ford
                                                           has served as a managing member of General Atlantic
                                                           Partners LLC, the general partner of General Atlantic
                                                           Partners 25, L.P. and as a general partner of GAP
                                                           Coinvestment Partners, L.P. since 1991. Mr. Ford also
                                                           serves as a Director of GT Interactive Software
                                                           Corporation, a provider of entertainment and educational
                                                           consumer software; MAPICS, Inc., a provider of enterprise
                                                           resource planning software applications for manufacturing
                                                           enterprises; LHS Group, Inc., a provider of scaleable
                                                           client/server-based billing solutions to carriers in the
                                                           telecommunications industry; SS&C Technologies, Inc., a
                                                           financial software company; and E*Trade Group, Inc., a
                                                           discount on-line electronic brokerage company.

W. Marvin Gresham                       II; 2000           Mr. Gresham, 68, has served as a Director of the Company
                                                           since February 1995 and had served as a Director of Old Envoy from 1981 through June 6, 1995. Mr. Gresham is the
                                                           retired President of Gresham Drugs, Inc., a chain of pharmacies in the state of Florida.

Richard A. McStay                       II; 2000           Mr. McStay, 61, has served as a Director of the Company
                                                           since February 1995 and had served as a Director of Old
                                                           Envoy from 1985 through June 6, 1995.  Mr. McStay
                                                           served as President of Southern Capital Advisors, Inc., the investment advisory subsidiary of Morgan Keegan &
                                                           Company, Inc., from 1986 until his retirement in March
                                                           1998, and is a Director of TBC Corporation, a wholesaler
                                                           of automobile tires and accessories.

                                 CLASS OF DIRECTOR;
                                  ANNUAL MEETING AT
      NAME OF DIRECTOR           WHICH TERM EXPIRES                        BACKGROUND INFORMATION
----------------------------  -------------------------   ---------------------------------------------------------
Harlan F. Seymour                       II; 2000           Mr. Seymour, 48, has served as the Company's Senior
                                                           Vice President of Corporate Strategy and Development
                                                           since August 1997, and as a Director since October
                                                           1996.  Before joining the Company as a  full-time
                                                           employee in August 1997, Mr. Seymour was a partner in
                                                           Jefferson Capital Partners, Ltd., an investment banking
                                                           firm, from September 1996 to June 1997.  Prior to such
                                                           time, he served as Executive Vice President and Chief
                                                           Operating Officer, Business Development, of Trigon Blue
                                                           Cross Blue Shield, a leading health care insurance
                                                           services company ("Trigon") from August 1994 to June
                                                           1996.  Before joining Trigon, Mr. Seymour was with
                                                           First Financial Management Corporation ("FFMC") for
                                                           11 years, serving in a variety of senior corporate
                                                           positions, where his last responsibility was President and
                                                           Chief Executive Officer of First Health Services
                                                           Corporation, a wholly-owned subsidiary of FFMC.


         The Board of Directors held five (5) meetings during the fiscal year ended December 31, 1997. The Board of Directors has an Audit, Compensation and Executive Committee, but does not have a nominating committee.

         The Audit Committee has been established for the purpose of recommending the Company's auditors, reviewing the scope of their engagement, consulting with such auditors, reviewing the results of the audit examination, acting as a liaison between the Board of Directors and the auditors and reviewing various Company policies, including those related to accounting and internal control management. It also is the function of the Audit Committee to ensure that the Company's financial statements accurately reflect the Company's financial position and results of operations. Messrs. McStay (Chairman) and Ford currently comprise the Audit Committee, which held two (2) meetings during fiscal 1997.

         The purpose of the Compensation Committee is to establish, among other things, salaries, bonuses and other compensation for the Company's executives and to administer the Company's stock option and other employee benefit plans. Messrs. Gresham (Chairman) and Hirsch currently comprise the Compensation Committee, which met two (2) times during fiscal 1997.

         The Executive Committee is authorized generally to act on behalf of the Board of Directors between scheduled meetings, subject to certain limitations and applicable corporate law. The Executive Committee is also given specific authorization by the Board of Directors, from time to time, with respect to certain matters. Messrs. Goad (Chairman), Hirsch and Kever currently comprise the Executive Committee, which did not meet during fiscal 1997.

         All incumbent directors, except Mr. Kever, attended more than 75% of the meetings of the Board of Directors and the respective committees of which they were members during fiscal 1997.

                             EXECUTIVE COMPENSATION

         The following table provides information as to annual, long-term and other compensation during the last three fiscal years for the Company's Co-Chief Executive Officers and each of the Company's three other most highly compensated executive officers serving at the end of fiscal 1997 (the "Named Executive Officers"). The three year period reflects compensation paid to such persons by Old Envoy prior to the June 6, 1995 distribution. Immediately following the distribution Old Envoy was merged with and into First Data Corporation ("FDC"), and its separate corporate existence ceased.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                          ANNUAL COMPENSATION                         AWARDS
                          ----------------------------------------------------    ---------------
                                                                                    SECURITIES
                                                                 OTHER ANNUAL       UNDERLYING         ALL OTHER
        NAME  &           FISCAL                                 COMPENSATION      OPTIONS/SARS      COMPENSATION
  PRINCIPAL POSITION       YEAR    SALARY($)(1)  BONUS ($)(2)       ($)(3)            (#)(4)            ($)(5)
-----------------------   ------  ------------   -------------  --------------    ---------------   ---------------

Fred C. Goad, Jr.,          1997       173,654         157,500       N/A               45,000             6,827
   Chairman of the Board    1996       157,500         175,000       N/A                    0             5,357
   and Co-Chief Executive   1995       140,000         183,160       N/A              500,000             5,357
   Officer
Jim D. Kever,               1997       173,654         157,500       N/A               45,000             4,542
   President and Co-Chief   1996       165,495         175,000       N/A                    0             3,425
   Executive Officer        1995       135,618         183,160       N/A              500,000             3,425
Kevin M. McNamara,          1997       173,654          78,750       N/A               45,000             1,789
   Senior Vice President    1996       160,417          87,500    89,195(6)            50,000                 0
   and Chief Financial      1995           N/A             N/A       N/A              100,000               N/A
   Officer
Harlan F. Seymour           1997        67,308          78,750       N/A              127,000                 0
   Senior Vice President of 1996           N/A             N/A       N/A                  N/A               N/A
   Corporate Strategy and   1995           N/A             N/A       N/A                  N/A               N/A
   Development
Sheila H. Schweitzer,       1997       136,219          35,000       N/A               45,000             1,637
   Senior Vice President of 1996       121,000          29,000    15,774(6)           100,000               300
   Operations               1995        50,416           7,250       N/A                  N/A               N/A

(1) Salaries paid for services rendered have been listed in the year paid. Messrs. McNamara and Seymour and Ms. Schweitzer joined the Company as of February 1, 1996, August 1, 1997 and July 31, 1995, respectively; therefore, such Named Executive Officer's compensation for the partial year includes only compensation actually received by such person from the Company for such year.
(2) Cash bonuses have been listed in the year earned but generally were paid in the following year.
(3) Except as indicated, the amount of perquisites, personal benefits and other items paid to or for any Named Executive Officer, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed the lesser of $50,000 or 10% of salary and bonus from the Company.
(4) All options granted to the Named Executive Officers were granted pursuant to the Company's Amended and Restated 1995 Employee Stock Incentive Plan (the "1995 Employee Plan") and, in the case of Mr. Seymour, the Company's Amended and Restated 1995 Stock Option Plan for Outside Directors (the "1995 Director Plan"), prior to his joining the Company as a full-time employee in August 1997, with exercise prices equal to the fair market value (as defined in the plans) of the Common Stock on the grant dates. During 1997, 1996 and 1995, the Company issued no stock appreciation rights ("SARs") or restricted stock awards and maintained no "long-term incentive plan," as such term is defined in applicable SEC rules.
(5) In each of the years presented, the Company paid insurance premiums of $5,057 and $3,125 for the benefit of Messrs. Goad and Kever, respectively. In addition, the following amounts are included to indicate the value of matching contributions made in shares of the Company's Common Stock to the Company's 401(k) Profit Sharing Plan in 1997: Mr. Goad, $1,770; Mr. Kever, $1,417; Mr. McNamara, $1,789; and
         Ms. Schweitzer, $1,637. Such contributions are 100% vested.
(6) Represents relocation, moving expenses and associated reimbursement amounts.

         The following table summarizes certain information regarding stock options granted to the Named Executive Officers during fiscal 1997. No SARs have been granted by the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------
                                     PERCENT OF
                                       TOTAL
                        NUMBER OF     OPTIONS
                        SECURITIES   GRANTED TO                         POTENTIAL REALIZABLE VALUE
                        UNDERLYING   EMPLOYEES   EXERCISE               AT ASSUMED ANNUAL RATES
                         OPTIONS     IN FISCAL    PRICE     EXPIRATION  OF STOCK APPRECIATION FOR
       NAME             GRANTED (#)     1997     ($/SHARE)    DATE            OPTION TERM
       ----             -----------     ----     ---------    ----            -----------
                                                                           5%($)      10%($)
                                                                        -----------------------
Fred C. Goad, Jr.       45,000(1)       5.5%      $21.25     5/1/07          601,380  1,524,016
Jim D. Kever            45,000(1)       5.5%      $21.25     5/1/07          601,380  1,524,016
Kevin M. McNamara       45,000(1)       5.5%      $21.25     5/1/07          601,380  1,524,016
Harlan F. Seymour        2,000(2)       0.2%      $35.00     6/19/07          44,023    111,562
                       125,000(3)      15.2%      $27.50     8/11/07       2,161,825  5,478,490
Sheila H. Schweitzer    45,000(1)       5.5%      $21.25     5/1/07          601,380  1,524,016

--------------
(1) These options were granted pursuant to the 1995 Employee Plan and vest on August 10, 2000.
(2) These options were granted pursuant to the 1995 Director Plan and vest on June 19, 1998.
(3) These options were granted pursuant to the 1995 Employee Plan and vest on July 31, 2000.

         The following table summarizes certain information with respect to stock option exercises of the Named Executive Officers during fiscal 1997 and fiscal 1997 year-end option values.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL 1997 YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES UNDERLYING   VALUE OF UNEXERCISED IN-THE-
                                                           UNEXERCISED OPTIONS HELD AT        MONEY OPTIONS HELD AT
                                                              DECEMBER 31, 1997(2)            DECEMBER 31, 1997(3)
                                                                     (#)                              ($)
                                                         ----------------------------      --------------------------
                               SHARES
                            ACQUIRED ON       VALUE
      NAME                  EXERCISE (#)  REALIZED($)(1) EXERCISABLE   UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
      ----                  ------------  -------------- -----------   -------------       -----------   -------------
Fred C. Goad, Jr.             105,000       2,327,850     376,667         378,333           9,094,057      6,916,868
Jim D. Kever                  105,000       2,327,850     406,667         378,333           9,854,107      6,916,868
Kevin M. McNamara               N/A            N/A         30,000         165,000             333,750      1,458,125
Harlan F. Seymour               N/A            N/A            0           127,000                   0        203,125
Sheila H. Schweitzer            N/A            N/A         8,333          161,667              62,456        919,919

------------
(1) Represents gain on exercise of options in the year ended December 31, 1997.
(2) Represents options that were exercisable and unexercisable as of December 31, 1997.
(3) Value based on market value of the Common Stock on December 31, 1997, $29.125, minus the aggregate exercise price.

DIRECTOR COMPENSATION

         Members of the Board of Directors of the Company, other than those directors who are employees of the Company, receive: (a) a monthly fee of $1,250 and (b) a fee of $1,000 per Board of Director or separately scheduled committee meeting attended. In addition, each non-employee director is reimbursed for out-of-pocket expenses incurred in attending Board of Director and committee meetings. Non-employee directors are eligible to receive annually an option to purchase 2,000 shares of the Common Stock pursuant to the 1995 Director Plan and, subject to the approval of the 1998 Stock Incentive Plan at the Annual Meeting (see "Proposal Two"), directors also would be eligible to receive options for the purchase of Common Stock under such plan. Assuming shareholder approval of the 1998 Stock Incentive Plan is obtained, the 2,000 share option grant to the directors will continue to be made under the 1995 Director Plan until such time as all stock options available under the 1995 Director Plan have been granted. Following such time, grants would be made to non-employee directors under the 1998 Stock Incentive Plan. Options granted under both plans have an exercise price per share equal to the fair market value on the date of grant and vest on the first anniversary following the date of grant. Directors who also are employees do not receive any additional compensation for their services as directors or as members of committees.

EMPLOYMENT AGREEMENTS

         Each of the Named Executive Officers are employed by the Company under employment agreements. The employment agreements of Messrs. Goad and Kever were assumed by the Company from Old Envoy and had an initial term of one year. Mr. McNamara was employed as of February 1, 1996 pursuant to an employment agreement with an initial two-year term. Mr. Seymour was employed as of August 1, 1997 pursuant to a three-year employment agreement. As of January 1, 1998, Ms. Schweitzer entered into a three-year employment agreement with the Company. Each of these employment agreements are automatically extended for additional one-year periods unless terminated by either party.

         Under the terms of their respective employment agreements, each of Messrs. Goad and Kever is employed at annual base salaries as determined by the Compensation Committee, plus an annual bonus of up to 100% of their base salaries based on the achievement of corporate operating results, consistent with the cash bonus incentive program for other executives. See "Compensation Committee Report on Executive Compensation -- Co-Chief Executive Officers Compensation." Messrs. McNamara and Seymour and Ms. Schweitzer also are employed at annual base salaries as determined by the Compensation Committee, plus an annual bonus of up to a specified percentage of their base salary, subject to performance criteria established by the Chairman and President of the Company. Messrs. McNamara and Seymour each is eligible to receive an annual bonus of up to 50% of his then current base salary, and Ms. Schweitzer is eligible to receive an annual bonus of up to 25% of her then current base salary. Under their employment agreements, the Named Executive Officers also have the right to participate in the Company's annual stock incentive programs and receive certain fringe benefits, including the right to participate in all Company group benefit plans.

         The employment agreements also provide the Named Executive Officers with certain enumerated benefits upon the occurrence of certain termination and change in control events, as follows:

              (a) If either (i) the Company at any time terminates the executive's employment for cause (as defined in the employment agreements), or (ii) before any change in control of the Company (as defined in the employment agreements), the executive voluntarily resigns while there is no material failure by the Company to perform its obligations under his employment agreement, Messrs. Goad, Kever and McNamara each will be entitled to receive his base salary on a pro rata basis through the date of termination. If the Company at any time terminates Mr. Seymour's employment for cause (as defined in his employment agreement), Mr. Seymour will be entitled to receive his base salary on a pro rata basis plus reimbursement of expenses through the date of termination. If before the occurrence of an initial change in control event, the Company terminates Mr. Seymour's employment for any reason other than cause (as defined in his employment agreement), Mr. Seymour will be entitled to receive a lump sum payment equal to his then current annual base salary and the average of his annual bonus received during the two proceeding years ("Average Bonus"). If before the occurrence of an initial change in control event, Mr. Seymour voluntarily resigns for any reason other than death or disability, then Mr. Seymour will be entitled to receive his then current base salary paid in accordance with the Company's regular payroll practices over the twelve-month period following termination.

              (b) If either (i) before an initial change in control event (as defined in the employment agreements), the executive's employment is terminated as a result of his failure to discharge his duties in a manner consistent with the effective administration of the Company's affairs, or (ii) before a change in control, the executive resigns as a result of a material failure by the Company to perform its obligations under his employment agreement, Messrs. Goad, Kever and McNamara will each be entitled to a lump sum payment equal to his base salary plus Average Bonus.

              (c) If before the occurrence of an initial change in control event, the Company terminates the executive's employment other than for cause or a failure of the executive to discharge his duties in a manner consistent with the effective administration of the Company's affairs, Messrs. Goad, Kever and McNamara will each be entitled to receive the greater of (i) his annual base salary and Average Bonus or (ii) his base salary and cash bonuses due for the unexpired term of his employment agreement.

              (d) If either (i) after an initial change in control event occurs, the Company terminates the executive's employment for any reason other than cause or his death or disability, or (ii) after a change in control, the executive voluntarily resigns, the Company will pay Messrs. Goad and Kever a lump sum termination payment equal to 2.99 times the sum of the executive's then annual base salary and Average Bonus. In such event, Mr. McNamara will receive a lump sum termination payment equal to two times the sum of his then current annual base salary and Average Bonus and Mr. Seymour will receive a lump sum termination payment equal to the sum of his then current annual base salary and Average Bonus.

              (e) Contemporaneously with the occurrence of a change in control, the Board of Directors or Compensation Committee will accelerate all outstanding options previously granted to each of Messrs. Goad, Kever, McNamara and Seymour under any Company stock option, stock appreciation or other employee incentive plan that are not otherwise exercisable by the executives at the time the change in control occurs. Alternatively, in the case of Mr. Seymour, the Company has the option of paying to Mr. Seymour an amount in cash equal to the excess of the fair market value over the exercise price per share as of the date the change in control occurs, in lieu of accelerating the vesting of his options.

              (f) During the initial three year term of Ms. Schweitzer's employment agreement, the Company may terminate Ms. Schweitzer only for cause (as defined in her employment agreement). If (i) the Company terminates Ms. Schweitzer's employment without cause following the initial three-year term or (ii) Ms. Schweitzer resigns because of the uncured material failure by the Company to perform its obligations under her employment agreement, then Ms. Schweitzer will be entitled to receive her base salary paid in accordance with the Company's regular payroll practices for a period of six months and, in the event she is unable to obtain other full-time employment during such period, the Company will continue to pay to her the base salary for up to an additional 18 months.

         Payments made to each of Messrs. Goad, Kever, McNamara and Seymour under his employment agreement (and all other incentive agreements of the Company to which the executive is a party) will not be limited, in the event of a change in control, by the provisions of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant the employment agreements of each of Messrs. Goad, Kever, McNamara and Seymour, the Company will pay to the executive an amount equal to the excise tax under Section 4999 of the Code, if any, incurred or to be incurred by the executive by reason of the payments under his employment agreement, acceleration of vesting of stock options, or payments under any other plan, agreement or understanding between such executive and the Company, constituting Excess Parachute Payments (as defined in the employment agreements and Sections 280G(b) and 4999 of the Code), plus all excise taxes and federal, state and local income taxes incurred or to be incurred by the executive with respect to receipt of the payments thereunder. In addition, if any of Messrs. Goad, Kever, Seymour or McNamara institutes litigation brought in good faith to enforce any of his rights under his employment agreement, the Company will indemnify the executive for his reasonable attorney's fees and disbursements incurred in any such litigation. Indemnification by the Company under such employment agreements is also provided in the event an excise tax is assessed against the executive and such additional payment was not previously paid to the executive. In such event, the Company will indemnify the executive for the amount of such tax, including interest and penalties incurred, reasonable fees and expenses and the related federal, state and local income taxes incurred with respect to payment of the excise tax.

          Each of the employment agreements also have non-competition provisions applicable during the term of employment and thereafter as specified below, and the parties thereto are required to maintain the confidential nature of trade secrets and proprietary information. Pursuant to the terms of the employment agreements, each of Messrs. Goad and Kever has agreed not to compete with the Company for a period of 18 months, each of Messrs. McNamara and Seymour has agreed not to compete for a period of 12 months, and Ms. Schweitzer has agreed not to compete for a period of 24 months following termination of employment with the Company.

         In addition to the above provisions, Messrs. Goad and Kever have entered into five-year non-competition agreements with the Company, of which FDC is an express third-party beneficiary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Messrs. Gresham and Hirsch. No executive officer or employee of the Company served during fiscal 1997 as a member of the Compensation Committee. The Company has no required disclosures regarding Compensation Committee interlocks and insider participation in compensation decisions.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed entirely of directors who are not employees of the Company and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies, including the compensation to be paid to the Co-Chief Executive Officers and each of the other executive officers of the Company.

         The objectives of the Company's executive compensation program are to:

         - Create incentives for and support the achievement of desired Company performance and long-term appreciation in stock price.

         - Provide compensation that will attract and retain superior talent and reward performance.

         - Align the executive's interests with the success of the Company by placing a portion of pay at risk with payout dependent upon corporate performance.

         The Company's executive compensation program provides each executive the opportunity to earn an overall level of compensation that is competitive within the electronic transaction processing services industry, as well as within a broader group of companies of comparable size and complexity to the Company. The companies used for comparison are among the companies within the Nasdaq Computer and Data Processing Stock Index used in the performance graph set forth below under the heading "Stock Performance Graph." Actual compensation levels may be greater or less than average competitive levels in surveyed companies, as compensation is based upon annual and long-term Company performance as well as individual performance. The Compensation Committee makes its recommendations concerning executive compensation based on the external and internal factors described below.

EXECUTIVE COMPENSATION PROGRAM

         The Company purposely has limited the components of its executive compensation program to base salary, annual cash bonus and stock options. These components are in addition to various benefits, including medical and savings plans available generally to employees of the Company.

         Base Salary

         Base salary levels were determined subjectively for the Company's executives by the Compensation Committee, which it believes are generally less than the amounts reported as paid to senior executives with similar responsibilities at other companies in the electronic transaction processing services industry. The employment agreements set forth the base salary and bonus, termination, severance and change in control arrangements for each of the Named Executive Officers, and the Compensation Committee believes the agreements adequately provide for the continued services and attention of such officers. See "Employment Agreements." The level of fixed compensation set in the employment agreements and that is paid to other executives is consistent with the Company's historical practice of combining comparatively limited fixed pay for its most senior executives with performance based cash bonuses and longer-term incentives provided by stock option grants. Base salaries of managers and other senior employees are recommended by Messrs. Goad and Kever, as Co-Chief Executive Officers, based on objective and subjective factors including various indicators of performance such as acquisition of new customers, retention of existing customer base and the development of new products for the Company.

         Bonuses

         The Company's annual incentive program for executives provides direct financial incentives in the form of an annual cash bonus to executives who achieve their business unit's and the Company's annual goals. The Compensation Committee directs management to establish threshold, target and optimal goals for Company and business unit performance at the beginning of each fiscal year. Individual performance also may be taken into account in determining bonuses. The Compensation Committee fixed the amount of the total bonus payable to each executive based on a percentage of such executive's base salary (other than as specified pursuant to employment agreements) and granted to Messrs. Goad and Kever, as Co-Chief Executive Officers, subjective discretion as to the allocation of that bonus. During 1997, the stated Company performance objectives were met and the Compensation Committee approved bonuses for individual officers, including the Named Executive Officers, at 90% of the maximum allowable bonus for each officer as recommended by the Co-Chief Executive Officers. Bonuses payable to the Named Executive Officers for 1997 were determined by the provisions of their respective employment agreements, which were approved by the Compensation Committee at the time executed. See "Employment Agreements." Contractual provisions relating to bonuses contained in employment agreements are earned based on the established performance criteria, but are not in addition to the bonus amounts specified in the annual bonus incentive program.

         Stock Options

         The Company's stock option program for executives and other employees is designed to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable the Company's executives to develop and maintain a significant, long-term ownership position in Common Stock. Stock option awards to executives currently are made under the 1995 Employee Plan, which is administered by the Compensation Committee. Awards under the 1995 Employee Plan may be made to key employees, including executive officers, of the Company and any subsidiaries or affiliates of the Company, and to consultants of the Company, its subsidiaries or affiliates, but may not be granted to any director who is not an employee of the Company. Actual awards are made only at the discretion of the Compensation Committee.

         During 1997, the Compensation Committee granted options under the 1995 Employee Plan to purchase an aggregate of 824,000 shares of Common Stock, of which 305,000 shares were subject to options granted to the Named Executive Officers, at exercise prices equal to the fair market value on the dates of grant. See "Option Grants in Last Fiscal Year." The Compensation Committee will continue to evaluate the number of options granted to employees and the percentage of shares granted to the Named Executive Officers.

         The Compensation Committee and the Board of Directors have recommended the adoption of the 1998 Stock Incentive Plan, which will make options for an additional 2,000,000 shares of Common Stock available for issuance to employees and certain non-discretionary grants to non-employee Directors. See "Proposal Two - Approval of ENVOY Corporation 1998 Stock Incentive Plan."

CO-CHIEF EXECUTIVE OFFICERS COMPENSATION

         The Compensation Committee believes the compensation of the Co-Chief Executive Officers is consistent with its general policies concerning executive compensation and is appropriate in light of the Company's financial objectives and performance. Messrs. Goad and Kever are employed pursuant to the terms of employment agreements, which are described in this Proxy Statement. See "Employment Agreements." Messrs. Goad and Kever each had a base salary of $175,000 for 1997. For fiscal year 1998, the base salaries of Messrs. Goad and Kever will be $200,000. Messrs. Goad and Kever each were paid a bonus of $157,500 for 1997 as compared to $175,000 for 1996. The Co-Chief Executive Officers' annual bonus is measured based on their annual base salary and the achievement of corporate operating results, consistent with the cash bonus incentive program for other executives. As of the Record Date, Mr. Goad owned 221,723 shares of Common Stock and held vested options to purchase an additional 376,667 shares and unvested options to purchase an additional 378,333 shares. As of the Record Date, Mr. Kever owned 220,526 shares of Common Stock and held vested options to purchase an additional 406,667 shares and unvested options to purchase an additional 378,333 shares. The Compensation Committee believes that the significant equity interests in the Company held by Messrs. Goad and Kever align their interests with the interests of shareholders. The Compensation Committee further believes Messrs. Goad and Kever have managed the Company well in a challenging business climate and have done an excellent job in coordinating the development of the Company.

SECTION 162(M) PROVISIONS

         The Omnibus Budget Reconciliation Act passed by Congress in 1993 imposes a limitation, included as Section 162(m) of the Code, on the deductibility of certain compensation paid to chief executive officers and certain other executive officers of publicly traded companies. Compensation paid to these officers in excess of $1,000,000 cannot be claimed as a tax deduction by such companies unless such compensation qualifies for an exemption as performance-based compensation under Section 162(m) of the Code. It is anticipated that compensation in respect of stock options granted by the Company will qualify for an exemption as performance-based compensation under Section 162(m) of the Code, if the exercise price per share for such options and SARs is at least equal to the fair market value per share of the Common Stock on the date of grant. No other types of awards subject to the limitations of Section 162(m) of the Code have been granted by the Company.

                                                              W. Marvin Gresham
                                                             Laurence E. Hirsch

STOCK PERFORMANCE GRAPH

         The following line graph compares the percentage change in the Company's cumulative shareholder return on the Common Stock with that of The Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Stock Index (Standard Industrial Classification, Industry Group No. 737) over the period of time from June 7, 1995, (the initial trading date of the Common Stock) through December 31, 1997. The respective returns assume reinvestment of any dividends paid.


                           06/07/95        12/31/95       12/31/96      12/31/97
                           --------        --------       --------      --------
ENVOY Corporation             100             227            492           382

NASDAQ                        100             120            148           182

NASDAQ Computer & Data
  Processing Stocks           100             123            152           187

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 27, 1998, the Company completed business combinations with Professional Office Services, Inc. and its affiliated company, Automated Revenue Management, Inc., and XpiData, Inc. As a result of these business combinations, the sole shareholder of Professional Office Services, Inc., Richard B. McIntyre, became a 10.1% shareholder of the Company. The Company, through its wholly owned subsidiary Envoy/ExpressBill, Inc., is party to a lease agreement in Toledo, Ohio with a partnership of which Richard B. McIntyre is a general partner. The lease term is for 15 years beginning March 1, 1998, and annual lease payments will be $457,500 through February 28, 2003; $503,250 through February 28, 2008; and $553,575 through February 28, 2013. In the opinion of management, the terms of the lease arrangement are fair and reasonable and are as favorable to the Company as those which could have been obtained from an independent third party at the time of the lease agreement's execution.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and The Nasdaq Stock Market. The executive officers, directors and greater than ten percent shareholders are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms and written representations from certain reporting persons furnished to the Company, the Company believes that its executive officers, directors and greater than ten percent beneficial owners were in compliance with all applicable filing requirements.


     PROPOSAL TWO - APPROVAL OF ENVOY CORPORATION 1998 STOCK INCENTIVE PLAN

         The following is a summary of the 1998 Stock Incentive Plan (the "1998 Stock Plan"). This summary is qualified in its entirety by the actual terms of the 1998 Stock Plan, which is attached hereto as Exhibit A and incorporated herein by reference.

DESCRIPTION OF THE PLAN

         The Company believes that a key element of director, officer, and employee compensation is stock-based incentive compensation. Such compensation advances the interests of the Company by encouraging and providing for the acquisition of equity interests in the Company by directors, officers, and employees, thereby providing substantial motivation for superior performance. In that regard, the Board of Directors and the shareholders approved the 1995 Employee Plan and the 1995 Director Plan providing for awards of up to 3,000,000 and 60,000 shares of Common Stock, respectively. As of the Record Date, the Company had stock options outstanding for an aggregate of 3,443,502 shares of Common Stock, including options for the purchase of 2,812,036 and 24,000 shares outstanding and 97,966 and 36,000 shares available for future grant under the 1995 Employee Plan and the 1995 Director Plan, respectively. On February 20, 1998, the Board of Directors adopted, subject to shareholder approval, the 1998 Stock Plan and has recommended its submission to the Company's shareholders.

         Under the 1998 Stock Plan, the Compensation Committee has the authority to grant to employees and consultants of the Company, and the Board of Directors has the authority to grant to directors who are not employed by the Company ("Outside Directors"), the following types of awards: (1) stock options and (2) stock appreciation rights. The Compensation Committee has the power to delegate certain authority to the Company's Co-Chief Executive Officers or to a committee composed of officers of the Company to grant, on behalf of the Compensation Committee, non-qualified stock options, subject to such guidelines as the Compensation Committee may determine from time to time. Pursuant to the 1998 Stock Plan, 2,000,000 shares of Common Stock have been reserved and, subject to shareholder approval, will be available for issuance thereunder.

         The maximum number of shares of Common Stock for which awards may be made under the 1998 Stock Plan to any officer of the Company or other person whose compensation may be subject to the limitations on deductibility under
Section 162 (m) of the Code is 500,000 during any single year. Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award.

         Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares as the Compensation Committee may determine and may be granted alone, in conjunction with, or in tandem with other awards under the 1998 Stock Plan or cash awards outside the 1998 Stock Plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee may determine. In the case of an ISO, however, the term will be no more than ten years after the date of grant (five years for certain 10% shareholders). The option price for an ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock as of the date of grant and for any non-qualified stock option will not be less than 50% of the fair market value as of the date of grant. ISOs granted under the 1998 Stock Plan may not be transferred or assigned other than by will or by the laws of descent and distribution. Non-qualified stock options and stock appreciation rights may not be transferred or assigned without the prior written consent of the Compensation Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family, or (ii) transfers by will or by the laws of descent and distribution. Options may be exercised in whole or in part by delivering to the Company written notice and payment in full, either in cash, shares of Common Stock or such other instrument as the Company may accept.

         Stock appreciation rights may be granted under the 1998 Stock Plan in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once a stock appreciation right has been exercised, the related portion of the stock option underlying the stock option appreciation right will terminate. Upon the exercise of a stock appreciation right, the Company will pay to the employee or consultant in cash, Common Stock, or a combination thereof (the method of payment to be at the discretion of the Committee), an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the option price, multiplied by the number of stock appreciation rights being exercised.

         The 1998 Stock Plan also provides for automatic grants of non-qualified stock options to Outside Directors. Under the 1998 Stock Plan, options to purchase 2,000 shares of Common Stock automatically will be granted to Outside Directors upon their initial election to the Board of Directors. Options to purchase 2,000 shares also automatically will be granted to each Outside Director at each annual meeting of shareholders if such director has served the Company as a director for the eleven months prior to the date of such meeting. Outside Director options will enable the Outside Director to purchase shares of Common Stock at the fair market value of the Common Stock on the date of grant and vest with respect to all shares on the first anniversary of the date of grant, if such Outside Director is still serving as a director on such date. Assuming shareholder approval is obtained, grants will not be made to Outside Directors under the 1998 Stock Incentive Plan until such time as all stock options available under the 1995 Director Plan have been granted.

         If there is a change in control or a potential change in control of the Company, stock appreciation rights and limited stock appreciation rights, and any stock options which are not then exercisable, will become fully exercisable and vested. For purposes of the 1998 Stock Plan, a change in control is defined generally to include (i) any person or entity, other than the Company or a wholly-owned subsidiary of the Company, becoming the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors; (ii) in connection with a cash tender, exchange offer, merger or other business combination, sale of assets or contested election, less than a majority of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors being held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; and
(iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. Stock options, stock appreciation rights and limited stock appreciation rights will, unless otherwise determined by the Compensation Committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the 1998 Stock
Plan). The change in control price will be the highest price per share paid in any transaction reported on the Nasdaq National Market or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the Compensation Committee.

         The Board may amend, alter, or discontinue the 1998 Stock Plan, provided that no amendment may be made which would impair the rights of an optionee or participant under an award made under the 1998 Stock Plan without the participant's consent. The 1998 Stock Plan will terminate on, and no award may be granted later than, the tenth anniversary of the date of adoption of the 1998 Stock Plan, but the exercise date of awards granted prior to such tenth anniversary may extend beyond that date. No grant shall have an exercise period in excess of ten years from the date of grant.

         Because awards under the 1998 Stock Plan are at the discretion of the Compensation Committee (except with respect to the Outside Director grants), the benefits that will be awarded under the 1998 Stock Plan to persons other than Outside Directors are not currently determinable.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the Federal income tax aspects of awards made under the 1998 Stock Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a mid-term or long-term capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

         If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally:
(a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (b) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term, mid-term, or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

         Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

         Non-Qualified Stock Options. With respect to non-qualified stock options: (a) no income is realized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (c) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term, mid-term, or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

         Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant generally will be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise.

If the participant receives Common Stock upon exercise of an SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "Non-Qualified Stock Options."

         The 1998 Stock Plan is not intended to be a "qualified plan" under
Section 401(a) of the Code.

                                 RECOMMENDATION

         The Board of Directors believes it is in the best interests of the Company and its shareholders to adopt the 1998 Stock Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Ernst & Young LLP, independent certified public accountants, served as the Company's independent public accountants for the year ended December 31, 1997. The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP to audit the accounts of the Company for fiscal 1998. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

                     DEADLINE FOR SUBMISSION TO SHAREHOLDERS
                       OF PROPOSALS TO BE PRESENTED AT THE
                       1999 ANNUAL MEETING OF SHAREHOLDERS

         Any proposal intended to be presented for action at the 1999 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than December 23, 1998 in order for such proposal to be considered for inclusion in the Company's proxy statement and proxy relating to the 1999 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the SEC at the time in effect.

                            METHOD OF COUNTING VOTES

         Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. Abstentions and "non-votes" will be counted for purposes of determining a quorum. Proposals submitted for shareholder approval, other than the election of directors, will be approved if the votes for exceed the votes against each proposal; therefore, abstentions will have no effect on such proposals. Because directors are elected by a plurality of the votes cast, abstentions also are not considered in the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                                  MISCELLANEOUS

         To avoid unnecessary expense, it is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock they own, to date, sign and return the enclosed proxies promptly.

                                                                       EXHIBIT A




                                ENVOY CORPORATION

                            1998 STOCK INCENTIVE PLAN


SECTION 1.  PURPOSE; DEFINITIONS.

         The purpose of the Envoy Corporation 1998 Stock Incentive Plan (the "Plan") is to enable Envoy Corporation (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted, and applied by regulations, rulings, and cases. The Plan is also designed so that awards granted hereunder intended to comply with the requirements for "performance-based" compensation under
Section 162(m) of the Code may comply with such requirements. The creation and implementation of the Plan will not diminish or prejudice other compensation plans or programs approved from time to time by the Board.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         B. "Board" means the Board of Directors of the Corporation.

         C. "Cause" has the meaning provided in Section 5(i) of the Plan.

         D. "Change in Control" has the meaning provided in Section 8(b) of the Plan.

         E. "Change in Control Price" has the meaning provided in Section 8(d) of the Plan.

         F. "Common Stock" means the Corporation's Common Stock, no par value per share.

         G. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         H. "Committee" means the Committee referred to in Section 2 of the Plan.

         I. "Corporation" means Envoy Corporation, a corporation organized under the laws of the State of Tennessee, or any successor corporation.

         J. "Disability" means disability as determined under the Corporation's Group Long Term Disability Insurance Plan.

         K. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

         L. "Effective Date" has the meaning provided in Section 12 of the Plan.

         M. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         N. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on Nasdaq or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on Nasdaq or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

         O. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         P. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         Q. "Nasdaq" means The Nasdaq Stock Market.

         R. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

         S. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         T. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

         U. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

         V. "Outside Director Option" means an award to an Outside Director under Section 7 below.

         W. "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and (ix) implementation, management, or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation or any Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies, or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles.

         X. "Plan" means this Envoy Corporation 1998 Stock Incentive Plan, as amended from time to time.

         Y. "Retirement" means Normal or Early Retirement.

         Z. "Section 162(m) Maximum" has the meaning provided in Section 3(a) hereof.

         AA. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

         BB. "Stock Option" or "Option" means any option to purchase shares of Common Stock granted pursuant to Section 5 below.

         CC. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


SECTION 2.  ADMINISTRATION.

         Except as provided below, the Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

         The Committee shall have the power to delegate authority to the Corporation's Chief Executive Officer(s), or to a committee composed of executive officers of the Corporation, to grant, on behalf of the Committee, Non-Qualified Stock Options exercisable at Fair Market Value on the date of grant, subject to such guidelines as the Committee may determine from time to time. Options granted pursuant to such delegated authority in accordance herewith shall be deemed, to the extent permitted under applicable law, to have been granted by the Committee for all purposes under the Plan.

         The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under
Section 4: (i) Stock Options and (ii) Stock Appreciation Rights.

         In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

                  (a) to select the officers, key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options and/or Stock Appreciation Rights may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options and/or Stock Appreciation Rights, or any combination thereof, are to be granted hereunder to one or more eligible persons;

                  (c) to determine the number of shares to be covered by each such award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 9 hereof;

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash instead of Common Stock;

                  (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

                  (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                  (h) to determine the terms, conditions, and restrictions of any Performance Goals and the number of Options or SARs subject thereto;

                  (i) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

                  (j) to impose any holding period required to satisfy Section 16 under the Exchange Act.

         The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; and, except as expressly set forth herein or otherwise required by law, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.


SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

                  (a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 2,000,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 500,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

                  (b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, such shares shall again be available for distribution in connection with future awards under the Plan.

                  (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the Performance Goals, in the number of shares underlying Outside Director Options to be granted under Section 7 hereof, in the Section 162(m) Maximum, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.


SECTION 4.  ELIGIBILITY.

         Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to Section 7 and not pursuant to any other provisions of the Plan.


SECTION 5.  STOCK OPTIONS.

         Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

         The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

         Options granted to officers, key employees and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, no Incentive Stock Option shall be exercisable more than five years) after the date the Option is granted.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

                  (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 11(a). All Incentive Stock Options granted under the Plan shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (e) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

                  (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                  (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

                  (i) Other Termination. Subject to Section 5(j), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate, in each case as determined by the Committee, in its sole direction. Unless otherwise determined by the Committee, if an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

                  (j) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                           (i) if (x) a participant's employment is terminated
                  by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under
                  Section 5(f), (g) or (h), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

                           (ii) if the exercise of an Incentive Stock Option is
                  accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in
                  Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                  (k) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Common Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                  (l) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest six months prior to its expiration if the conditions to exercise have not theretofore been satisfied.


SECTION 6.  STOCK APPRECIATION RIGHTS.

                  (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

                  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                           (i) Stock Appreciation Rights shall be exercisable
                  only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

                           (ii) Upon the exercise of a Stock Appreciation Right,
                  an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

                           (iii) Stock Appreciation Rights shall be transferable
                  only when and to the extent that the underlying Stock Option would be transferable under Section 11(h) of the Plan.

                           (iv) Upon the exercise of a Stock Appreciation Right,
                  the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

                           (v) The Committee, in its sole discretion, may also
                  provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

                           (vi) The Committee may condition the exercise of any
                  Stock Appreciation Right upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the related agreement, any such conditional Stock Appreciation Right shall vest six months prior to its expiration if the conditions to exercise theretofore have not been satisfied.


SECTION 7.  AWARDS TO OUTSIDE DIRECTORS.

                  (a) The provisions of this Section 7 shall apply only to awards to Outside Directors in accordance with this Section 7. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 7.

                  (b) A Non-Qualified Stock Option to purchase 2,000 shares of Common Stock will be granted to Outside Directors upon their initial appointment or election to the Board, with an exercise price equal to the Fair Market Value of the Common Stock on the date of grant.

                  (c) On the date of each Annual Meeting of Shareholders of the Corporation, each Outside Director will receive an automatic grant of a Non-Qualified Stock Option to purchase 2,000 shares of Common Stock, provided that such Outside Director has served as such for at least eleven months as of the date of the Annual Meeting. The exercise price of each option granted pursuant to this Section 7(c) shall equal the Fair Market Value of such Common Stock on the date of grant.

                  (d) Each Outside Director Option shall vest and become exercisable on the first anniversary of the date of grant if the grantee is still a member of the Board on such date, but shall not be exercisable before such date except as provided in Section 8. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant.

                  (e) Outside Director options may be exercised in accordance with Section 5(d) hereto.

                  (f) Recipients of Outside Director Options shall enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

                  (g) Upon termination of an Outside Director's service as a director of the Corporation, (i) all Outside Director Options shall be governed by the provisions of Sections 5(f), 5(h), and 5(i) hereof as if Outside Directors were employees of the Corporation, except that there shall be no discretion to accelerate the vesting of any Outside Director Options in connection with the termination of service of any individual Outside Director.

                  (h) The number of shares underlying Outside Director Options to be awarded in the future shall be adjusted automatically in the same manner as the number of shares underlying outstanding Stock Options are adjusted under Section 3(c) hereof at any time that Stock Options are adjusted under Section 3(c) hereof.

                  (j) The Board, in its sole discretion, may determine to reduce the size of any Outside Director Option prior to grant or to postpone the vesting and exercisability of any Outside Director Option prior to grant.

SECTION 8.  CHANGE IN CONTROL PROVISIONS.

                  (a)      Impact of Event.  In the event of:

                           (1) a "Change in Control" as defined in Section 8(b);
                  or

                           (2) a "Potential Change in Control" as defined in
                  Section 8(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination);

                           (i) subject to the limitations set forth below in
                  this Section 8(a), any Stock Appreciation Right, Stock Option or Outside Director Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                           (ii) subject to the limitations set forth below in
                  this Section 8(a), the value of all outstanding Stock Options, Stock Appreciation Rights and Outside Director Options, in each case to the extent vested, shall, unless otherwise determined by the Board or Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 8(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

                           (iii) The Board or the Committee may impose
                  additional conditions on the acceleration or valuation of any award in the award agreement.

                  (b) Definition of Change in Control. For purposes of Section 8(a), a "Change in Control" means the happening of any of the following:

                           (i) any person or entity, including a "group" as
                  defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

                           (ii) as the result of, or in connection with, any
                  cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

                           (iii) during any period of two consecutive years,
                  individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

                  (c) Definition of Potential Change in Control. For purposes of
         Section 8(a), a "Potential Change in Control" means the happening of any one of the following:

                           (i) The approval by shareholders of an agreement by
                  the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 8(b); or

                           (ii) The acquisition of beneficial ownership,
                  directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

                  (d) Change in Control Price. For purposes of this Section 8, "Change in Control Price" means the highest price per share paid in any transaction reported on Nasdaq or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 8(a)(ii).


SECTION 9.  AMENDMENTS AND TERMINATION.

         The Board may at any time amend, alter or discontinue the Plan without shareholder approval to the fullest extent permitted by the Exchange Act and the Code; provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right or Outside Director Option theretofore granted, without the participant's consent. The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent.


SECTION 10. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


SECTION 11. GENERAL PROVISIONS.


                  (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, Nasdaq or any other stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

                  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (e) The actual or deemed reinvestment of dividends (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under
         Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

                  (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

                  (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

                  (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Outside Director Option or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

                  (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.


SECTION 12.  EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of the date of approval of the Plan by a majority of the votes cast by the holders of the Corporation's Common Stock (the "Effective Date").


SECTION 13. TERM OF PLAN.

         No Stock Option, Stock Appreciation Right or Outside Director Option award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

                                                                      APPENDIX A

                               ENVOY CORPORATION

    PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 4, 1998.

    The undersigned hereby appoints Fred C. Goad, Jr. and Jim D. Kever, and either of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Annual Meeting of Shareholders of ENVOY Corporation at 10:00 a.m., local time, on Thursday, June 4, 1998 at the Willis Corroon Conference Center, 26 Century Boulevard, Room 104-B, Nashville, Tennessee, and any adjournments thereof.

PROPOSAL ONE - ELECTION OF DIRECTORS:

    [ ] FOR all of the following Class III nominees (except as indicated to the contrary below):

     Fred C. Goad, Jr.            Kevin M. McNamara

     AGAINST the following nominee (please print name)

     ---------------------------------------------------------------------------

     WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominee (please print name)

     ---------------------------------------------------------------------------

    [ ] AGAINST all nominees    [ ] WITHHOLD AUTHORITY (ABSTAIN) to vote for all
                                    nominees

PROPOSAL TWO - APPROVAL OF THE ENVOY CORPORATION 1998 STOCK INCENTIVE PLAN:

         [ ] FOR        [ ] AGAINST        [ ] WITHHOLD AUTHORITY (ABSTAIN)

        IMPORTANT: PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE.

    YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE ENVOY CORPORATION 1998 STOCK INCENTIVE PLAN.

                      Date:                 , 1998.
                           ----------------
                                                         PLEASE SIGN HERE
                                                        AND RETURN PROMPTLY

                                                   -----------------------------

                                                   -----------------------------

                                                   Please sign exactly as your
                                                   name appears at left. If
                                                   shares are registered in the
                                                   names of two or more persons,
                                                   each should sign. Executors,
                                                   administrators, trustees,
                                                   guardians and attorneys
                                                   should show their full
                                                   titles. If a corporation is
                                                   the shareholder, the
                                                   corporate officer should sign
                                                   in full corporate name and
                                                   title, such as President or
                                                   other officer. If a
                                                   partnership or limited
                                                   liability company is the
                                                   shareholder, please sign in
                                                   such organization's name by
                                                   an authorized person.

--------------------------------------------------------------------------------
 If you have changed your address, please PRINT your new address on this line.